Capital Management (Tables)	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
Debt to Capital Ratios
The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2023 and 2024 were as follows:

	As of December 31,
	2023	2024
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$202,859,864	$194,462,244
Less: Cash and cash equivalents	(132,553,615)	(105,000,226)

Net debt	70,306,249	89,462,018
Total equity	343,716,968	365,706,711

Total capital	$414,023,217	$455,168,729

Debt to capital ratios	16.98%	19.65%